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                                                                    EXHIBIT 10.2


                         P.F. CHANG'S CHINA BISTRO, INC.

                             1998 STOCK OPTION PLAN


         1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

              1.1 ESTABLISHMENT. The P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "EFFECTIVE DATE").

              1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

              1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

         2.   DEFINITIONS AND CONSTRUCTION.

              2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                   (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.



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                   (d)  "COMPANY" means P.F. Chang's China Bistro, Inc., a
Delaware corporation, or any successor corporation thereto.

                   (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (g) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (h) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (j) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.



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                        (ii) If, on such date, there is no public market for the
Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (k) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                   (l) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                   (m) "NONEMPLOYEE DIRECTOR" means a Director of the Company who is not an Employee.

                   (n) "NONEMPLOYEE DIRECTOR OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) granted to a Nonemployee Director pursuant to the terms and conditions of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.

                   (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                   (p) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan, including a Nonemployee Director Option. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                   (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                   (r) "OPTIONEE" means a person who has been granted one or more Options.

                   (s) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (t) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (u) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (v) "PRIOR PLANS" means the Company's 1996 Stock Option Plan and 1997 Restaurant Management Stock Option Plan.



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                   (w)  "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                   (x)  "SECTION 162(m)" means Section 162(m) of the Code.

                   (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (z) "SERVICE" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

                   (aa) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                   (bb) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                   (cc) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

              2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall


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include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3.   ADMINISTRATION.

              3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

              3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

              3.3 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

              3.4 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                   (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                   (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                   (c) to determine the Fair Market Value of shares of Stock or other property;

                   (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the


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withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                   (e) to approve one or more forms of Option Agreement;

                   (f) to amend, modify, extend, cancel, renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                   (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                   (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                   (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

         4.   SHARES SUBJECT TO PLAN.

              4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a)____________________________ (__________) shares, (b) the number of shares of Stock, as of the date on which the Board adopted the Plan (the "ADOPTION DATE"), subject to outstanding options granted pursuant to the Prior Plans (the "PRIOR PLAN OPTIONS"), and (c) the number of shares of Stock available for future grant under the Prior Plans as of the Adoption Date (the "PRIOR PLAN AVAILABLE SHARES"), resulting in an aggregate total of five hundred sixty thousand (560,000) shares (the "SHARE RESERVE") and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Notwithstanding the foregoing, the Share Reserve, determined at any time, shall be reduced by (a) the number of shares remaining subject to outstanding Prior Plan Options, (b) the number of shares issued upon the exercise of Prior Plan Options, and (c) the number of shares, if any, of the Prior Plan Available Shares which are issued upon the exercise of options granted under the Prior


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Plans subsequent to the Effective Date. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

              4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the share limit set forth in Section 3.4(h), in the Section 162(m) Grant Limit set forth in Section 5.4, to the automatic Nonemployee Director Option grant provisions set forth in
Section 7.1 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.   ELIGIBILITY AND OPTION LIMITATIONS.

              5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees", "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one
(1) Option.

              5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service as an Employee with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1. A Nonemployee Director Option may be granted only to a person who at the time of grant is a Nonemployee Director.



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              5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

              5.4 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than ___________________________ (_____________)
shares of Stock (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

         6.   TERMS AND CONDITIONS OF OPTIONS.

              Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 7 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

              6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the


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Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock
Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

              6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of the grant of the Option.

              6.3  PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) provided that the Optionee is an Employee, by cash for a portion of the aggregate exercise price not less than the par value of the shares being acquired and the Optionee's promissory note in a form approved by the Company for the balance of the aggregate exercise price, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may


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not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                   (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

              6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

              6.5  EFFECT OF TERMINATION OF SERVICE.

                   (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

                        (i) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be


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exercised by the Optionee (or the Optionee's guardian or legal representative)
at any time prior to the expiration of twelve (12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                        (ii) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve
(12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                        (iii) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, as provided in Section 6.5(d) below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                   (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                   (d) TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and an Optionee, and notwithstanding any other provision of the Plan to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause as defined below, the Option shall terminate and cease to be exercisable immediately upon such termination of Service. For purposes of this Section 6.5(d), "CAUSE" shall mean any of the following: (1) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (2) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (3) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (4) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (6) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

         7.   TERMS AND CONDITIONS OF NONEMPLOYEE DIRECTOR OPTIONS.

              Nonemployee Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

              7.1 AUTOMATIC GRANT. Subject to the execution by a Nonemployee Director of an appropriate Option Agreement, Nonemployee Director Options shall be granted automatically and without further action of the Board, as follows:

                   (a) INITIAL OPTION. Each person who first becomes a Nonemployee Director on or after the Effective Date shall be granted on the date such person first becomes a Nonemployee Director a Nonemployee Director Option to purchase twenty thousand (20,000) shares of Stock (an "INITIAL OPTION"); provided, however, that an Initial Option shall not be granted to a Director who previously did not qualify as a Nonemployee Director but subsequently becomes a Nonemployee Director as a result of the termination of his or her status as an Employee.

                   (b) ANNUAL OPTION. Each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted on the date immediately following each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "ANNUAL MEETING") a Nonemployee Director Option to purchase five thousand (5,000) shares of Stock (an "ANNUAL OPTION"); provided, however, that a Nonemployee Director granted an Initial Option on the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section on the date immediately following the same Annual Meeting.

                   (c) RIGHT TO DECLINE NONEMPLOYEE DIRECTOR OPTION. Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to
Section 7.1(a) or (b), as the case may be.

              7.2 EXERCISE PRICE. The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date the Nonemployee Director Option is granted.

              7.3 EXERCISE PERIOD. Each Nonemployee Director Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Nonemployee Director Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

              7.4 RIGHT TO EXERCISE NONEMPLOYEE DIRECTOR OPTIONS. Except as otherwise provided in the Option Agreement, 1/5 of the shares subject to a Nonemployee Director Option shall become vested and exercisable on the first anniversary of the date on which such Option was granted, and the remaining shares shall vest in equal monthly installments over the following 48 months, provided that the Optionee's Service has not terminated prior to the relevant date.

              7.5 EFFECT OF TERMINATION OF SERVICE ON NONEMPLOYEE DIRECTOR OPTIONS.

                   (a) OPTION EXERCISABILITY. Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after an Optionee's termination of Service as follows:

                        (i) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option Expiration Date.

                        (ii) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The

Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within six (6) months after the Optionee's termination of Service.

                        (iii) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 7.5(a) is prevented by the provisions of Section 12 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

                   (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.5(a) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8.   STANDARD FORMS OF OPTION AGREEMENT.

              8.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the appropriate form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.2 NONSTATUTORY STOCK OPTIONS (OTHER THAN NONEMPLOYEE DIRECTOR OPTION). Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" (other than a Nonemployee Director Option) shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.3 NONEMPLOYEE DIRECTOR OPTION. Each Nonemployee Director Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of

Nonstatutory Stock Option Agreement (Nonemployee Director Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 8 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

         9.   CHANGE IN CONTROL.

              9.1 DEFINITIONS. Except as otherwise determined by the Board and set forth in an Option Agreement, the following terms shall have their respective meanings set forth below:

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              9.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, each holder of an unexercisable or unvested outstanding Option shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for the purpose of determining the number of exercisable and vested shares of Stock subject to the Option. The exercise or vesting of any Option that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 9.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

              9.3 NOTICE. The Company shall provide notice of a Change in Control to all holders of outstanding Options at least ten (10) days prior to the consummation of the Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the outstanding Options or substituting equivalent options therefor.

         10.  PROVISION OF INFORMATION.

              Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         11.  TRANSFERABILITY OF OPTIONS.

              During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

         12.  COMPLIANCE WITH SECURITIES LAW.

              The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         13.  INDEMNIFICATION.

              In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         14.  TERMINATION OR AMENDMENT OF PLAN.

              The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be
(a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan was duly adopted by the Board on _________________, 1998.



                                              _____________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT
                             (NONEMPLOYEE DIRECTOR)

         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ , 199 __
 .

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                              Vested Ratio
                                                              ------------

              Prior to Initial Vesting Date                         0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                  1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                           1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (h) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (i) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (j) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (k) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (l) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (m) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (o) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (p) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (q) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (r) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (s) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (t) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                   (u) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (v) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section
4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within six (6) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

         11.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         12.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         13.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         14.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         15.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         16.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                            OPTIONEE



Date:_____________________________          ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ ,
199 __ .

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                               Vested Ratio
                                                               ------------

              Prior to Initial Vesting Date                          0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                   1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                           1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CAUSE" means any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

                   (h) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (i) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (j) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (k) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (l) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (m) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (q) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (r) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (s) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (u) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                   (v) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (w) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section 4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the

Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

              7.4. TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and the Optionee, and notwithstanding any other provision of this Option Agreement to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this
Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         12.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         13.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         14.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         15.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         16.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.


                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


                                            OPTIONEE



Date:_____________________________          ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ ,
199 __ .

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                             Vested Ratio
                                                             ------------

              Prior to Initial Vesting Date                        0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                 1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                         1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CAUSE" means any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

                   (h) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (i) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (j) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (k) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (l) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (m) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (q) "INCENTIVE STOCK OPTION" means an Option intended to be (to the extent set forth in this Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                   (r) "NONSTATUTORY STOCK OPTION" means an Option which does not qualify as an Incentive Stock Option.

                   (s) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (t) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (u) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (w) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee ceased to be an Employee (other than by reason of death or Disability), the Option will be treated as a Nonstatutory Stock Option and not as an incentive stock option to the extent required by Section 422 of the Code.)

                   (x) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be an Incentive Stock Option, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section
4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE


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
OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option

Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

              7.4. TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and the Optionee, and notwithstanding any other provision of this Option Agreement to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

              8.4. FAIR MARKET VALUE LIMITATION. Should the exercisability of this Option be accelerated in connection with a Change in Control in accordance with Section 8.2, then to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during the calendar year of such acceleration, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant with respect to which such options are exercisable for the first time during the same calendar year, exceeds One Hundred Thousand Dollars ($100,000) (or such other limit, if any, imposed by Section 422 of the Code), the portion of the Option which exceeds such amount shall be treated as a Nonstatutory Stock Option. For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11.  NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

         The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

         12.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         13.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         14.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

         15.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         16.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         17.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________

         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                            OPTIONEE



Date:______________________________         ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________